STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (617) 350-6100

STANDISH TAX-SENSITIVE EQUITY FUND ("Equity Fund")
         Seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, through investment primarily in equity securities of companies that appear to be undervalued

STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND ("Small Cap Fund")
         Seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, through investment primarily in equity securities of small capitalization companies that appear to be undervalued.

STANDISH INTERMEDIATE TAX EXEMPT BOND FUND ("Tax Exempt Fund")
         Seeks to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital through investing the Fund's assets in investment grade intermediate-term municipal securities.

Prospectus
January 1, 1996

         Equity Fund, Small Cap Fund and Tax Exempt Fund (collectively, the "Funds") are members of the Standish, Ayer & Wood family of funds. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. Each Fund's investment adviser is Standish, Ayer & Wood, Inc., Boston, Massachusetts (the "Adviser").

         Investors may purchase shares of the Funds directly from the Funds without a sales commission or other transaction charges. Unless waived by the Funds, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 ($5,000 for the Tax Exempt Fund).

         This combined Prospectus is intended to set forth concisely the information about the Funds and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Funds and the Trust is contained in a combined Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Equity Fund and the Small Cap Fund (together, the "Tax-Sensitive Funds") are designed for investors in the upper federal income tax brackets who are seeking the highest long-term after-tax total return. In seeking to achieve its investment objective, the Equity Fund invests primarily in publicly traded equity securities of United States companies and, to a lesser extent, of foreign issuers. The Small Cap Fund invests primarily in publicly traded securities, including securities being issued in initial public offerings, of small capitalization companies located in the United States and, to a lesser extent, in foreign countries. The Tax-Sensitive Funds do not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances.

         The Tax Exempt Fund is designed for investors in the upper federal income tax brackets who are seeking a higher level of federally tax-free income than is normally provided by short-term tax exempt investments, and more price stability than investments in long-term municipal bonds. Municipal bonds in which the Tax Exempt Fund invests will be rated, at the time of purchase, within the four highest ratings by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, determined to be of comparable credit quality.

         There can, of course, be no guarantee that a Fund's objective will be achieved. The Tax-Sensitive Funds are not tax-exempt funds. While the Tax-Sensitive Funds are managed to consider the impact of federal and state taxes on shareholders' investment returns, it is expected that the Tax-Sensitive Funds will earn and distribute taxable income and realize and distribute capital gains from time to time and neither Tax-Sensitive Fund will be managed considering any particular state's tax laws.

Contents                                                           Page


Expense Information................................................
Financial Highlights...............................................
Investment Objectives and Policies.................................
Risk Factors, Suitability and Other Investment Practices...........
Calculations of Performance Data...................................
Dividends and Distributions........................................
Purchase of Shares.................................................
Exchange of Shares.................................................
Redemption of Shares...............................................
Management.........................................................
Federal Income Taxes...............................................
The Trust and Its Shares...........................................
Custodian, Transfer Agent and Dividend-Disbursing Agent............
Independent Accountants............................................
Legal Counsel......................................................


                                                EXPENSE INFORMATION

                                                                    Equity         Small Cap     Tax Exempt
Shareholder Transaction Expenses                                     Fund            Fund           Fund
--------------------------------                                     ----            ----           ----

Maximum Sales Load Imposed on Purchases                              None            None           None

Maximum Sales Load Imposed on Reinvested Dividends                   None            None           None

Deferred Sales Load                                                  None            None           None

Redemption Fees                                                      None            None           None

Exchange Fees                                                        None            None            None


                                                                    Equity         Small Cap     Tax Exempt
Annual Fund Operating Expenses                                       Fund            Fund           Fund
------------------------------                                       ----            ----           ----
(as a percentage of average net assets)                                                        (After Expense
                                                                                                 Limitation)

Management Fees                                                      0.50%           0.60%          .16%+
12b-1 Fees                                                           None            None           None
Other Expenses                                                       0.30%           0.25%          0.49%

Total Fund Operating Expenses*                                       0.80%           0.85%          0.65%+
                                                                     =====           =====          =====


(See the next page for footnotes.)

Example: Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                                   Equity        Small Cap      Tax Exempt
                                                    Fund           Fund            Fund

After 1 Year                                         $ 8           $ 9              $ 6

After 3 Years                                        $26           $27              $12

After 5 Years                                         N/A           N/A             $36

After 10 Years                                        N/A           N/A             $81


         The   purpose  of  the  above   table  is  to  assist  an  investor  in
understanding the various costs and expenses of the Funds that an investor in the Funds will bear directly or indirectly. See "Management - Investment Adviser" and "Management - Expenses." The Tax-Sensitive Funds are newly organized and have no operating history. The figures shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, and in the hypothetical example are (1) with respect to the Tax-Sensitive Funds, based on estimates of the Funds' expenses for their initial fiscal years ending September 30, 1996 and (2) with respect to the Tax Exempt Fund, based upon expenses for the fiscal year ended December 31, 1994 during which time the Adviser agreed not to impose a portion of its fee.

         * The Adviser has voluntarily agreed to limit each Fund's Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets for the Fund's fiscal year ending September 30, 1996: Equity Fund--1.00%; Small Cap Fund--0.90% and Tax Exempt Fund--0.65%. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. It is expected that, after December 31, 1995, the Tax Exempt Fund will change its fiscal year end from December 31 to September 30.

         + After expense limitation. If the Adviser had not agreed to the limits described above, Management Fees and Total Fund Operating Expenses of the Tax Exempt Fund would have been 0.40% and 0.89% for the fiscal year ended December 31, 1994.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.




                              FINANCIAL HIGHLIGHTS

         Equity Fund and Small Cap Fund are newly organized and have no operating history. The following financial highlights are presented for the Tax
Exempt Fund. The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Tax Exempt Fund, is incorporated into the Statement of Additional Information.

Standish Intermediate Tax Exempt Bond Fund
                                                                                                                    From
                                                                         Six Months       Year Ended             November 2, 1992
                                                                            Ended           December 31,      (start of business) to
                                                                       June 30, 1995#   1994         1993       December 31, 1992*
                                                                       -------------    -----        -----      -----------------

Per share data (for a share outstanding throughout each period):

  Net asset value -- beginning of period                              $19.91            $21.44    $20.42             $20.00
                                                                      ------            ------    ------             ------

Income from investment operations:

  Net investment income                                                $0.54             $0.95     $0.93              $0.14
  Net realized and unrealized gain (loss)
    on investments                                                     $0.83           ($1.51)     $1.24              $0.42
                                                                       -----           -------     -----             ------

  Total from investment operations                                     $1.37           ($0.56)      2.17              $0.56
                                                                       -----           -------      ----             ------

Less distributions declared to shareholders:

  From net investment income                                         ($0.54)           ($0.95)   ($0.93)            ($0.14)
  From realized gains                                                   .--            ($0.02)   ($0.22)               .--
                                                                     -------           -------   -------            ------

  Total distributions declared to
  shareholders                                                       ($0.54)           ($0.97)   ($1.15)            ($0.14)
                                                                     -------           -------   -------            -------

  Net asset value -- end of period                                    $20.74            $19.91    $21.44             $20.42
                                                                      ======            ======    ======             ======

Total Return                                                          6.66%y           (2.68%)    10.78%            17.02%+

 Ratios (to average net assets)/
Supplemental Data:

  Expenses**                                                         0.65% +             0.65%     0.65%            0.65% +
  Net investment income**                                            4.84% +             4.62%     4.36%            4.16% +
--------
*          Audited by other auditors.
y          The total return for the period is not annualized.
+          Computed on an annualized basis.







                                       5





Portfolio turnover                                                       28%              157%      126%                62%

Net assets at end of
  period (000 omitted)                                               $28,759           $20,514   $17,132             $5,577

** The Adviser did not impose a portion of its advisory fee. If this reduction had not been undertaken, the net investment income per share and the ratios would have been:

Net investment income per share                                        $0.53             $0.90     $0.85             $0.12#
Ratios (to average net assets):
   Expenses                                                          0.77% +             0.89%     1.15%           1.47%+,#
   Net investment income                                             4.72% +             4.38%     3.86%           3.34%+,#

--------------------------

+        Computed on an annualized basis.

#        Unaudited.

         Further information about the performance of the Tax Exempt Fund is contained in the Tax Exempt Fund's Annual Report, which may be obtained from the Trust without charge.

                       INVESTMENT OBJECTIVES AND POLICIES

THE TAX-SENSITIVE FUNDS

         The Tax-Sensitive Funds are designed for investors in the upper federal income tax brackets who seek the highest long-term after-tax total return. Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at federal tax rates of up to 28%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.

         The Tax-Sensitive Funds employ various techniques to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the Funds' distributions.

         o The Tax-Sensitive Funds seek to minimize, to the extent practicable, taxable dividend income by emphasizing securities with low dividend yields and minimizing investments in debt obligations. The Tax-Sensitive Funds also intend to be substantially fully invested in equity investments.

         o When selling portfolio securities, each Tax-Sensitive Fund will generally select the highest cost shares of the specific security (and/or, if gains will be realized, shares that will produce long-term capital gains) in order to reduce, to the extent practicable, the realization of capital gains, particularly short-term capital gains. Additionally, each Tax-Sensitive Fund may, in furtherance of its investment objective, sell portfolio securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing the amount of capital gains a Fund will distribute.

         o The Tax-Sensitive Funds intend to have relatively low annual portfolio turnover rates under normal circumstances. For taxpayers in the highest tax brackets, ordinary income is taxed at a higher tax rate than capital gains on securities held for more than one year ("long-term capital gains"). Ordinary income includes dividends from a Fund's net investment income and net short-term capital gains. Net long-term capital gains realized and distributed by the Tax-Sensitive Funds are treated by shareholders as long-term capital gains for federal income tax purposes. Therefore, each Tax- Sensitive Fund intends, when practicable and prudent, to hold appreciated portfolio securities for more than one year in order to reduce the realization and, therefore, the distribution to shareholders of short-term capital gains taxable to them as ordinary income.

         Although the Tax-Sensitive Funds expect that they will generally use some or all of the foregoing management techniques in considering the impact of federal and state income taxes on a shareholder's investment returns, portfolio management decisions may be made based on other criteria in particular cases, where warranted by actual or anticipated economic, market or issuer-specific developments and the Tax-Sensitive Funds may from time to time employ investment management techniques that produce taxable ordinary income. For example, a particular security may be sold, even though a Fund may realize a short-term capital gain, if the value of that security is believed to have peaked or is anticipated to decline before the Fund would have held it for the long-term holding period. Similarly, a Fund may from time to time be required to sell securities it would otherwise have continued to hold in order to generate cash to pay expenses or satisfy shareholder redemption requests. Further, certain equity securities and debt obligations in which the Tax-Sensitive Funds will invest will produce ordinary taxable income on a regular basis.

         While attempting to reduce the impact of federal and state income taxes paid by shareholders on Fund distributions, each of the Tax-Sensitive Funds will follow a disciplined investment strategy, emphasizing stocks that the Adviser believes to offer above average potential for capital growth that offer low dividend yields. Although the precise application of the discipline will vary according to market conditions, the Adviser intends to use statistical modeling techniques that utilize stock specific factors, such as current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations, to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by the Adviser's professional staff before they are included in the Fund's holdings. Securities selected for inclusion in a Fund's portfolio will represent various industries and sectors.

Standish Tax-Sensitive Equity Fund

         Investment Objective. The Equity Fund seeks to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of companies that appear to be undervalued.

         Investment Policies. Under normal circumstances, at least 80% of the Equity Fund's total assets will be invested in equity and equity-related securities, such as common stocks and preferred stocks. The Equity Fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded.

         Although the Equity Fund will prefer long-term capital gains to taxable dividend income and interest income, the Fund may to a limited extent invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Such securities will be rated Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's or, if not rated, are determined by the Adviser to be of comparable credit quality. Up to 5% of the Fund's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined by the Adviser to be of comparable credit quality. As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund. The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above.

         The Equity Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity market movements and currency exchange rate risks) or to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Equity Fund may: (i) purchase and write (sell) put and call options on securities, equity indices and other financial instruments; (ii) purchase and sell financial futures contracts on U.S. equity indices and options thereon; (iii) enter into repurchase agreements; (iv) enter into various currency transactions, such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures; and (v) make short sales. These techniques may produce taxable ordinary income and/or short-term or long-term capital gains. Although the Fund does not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid, the Fund may so invest up to 15% of its net assets when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. For further information concerning the securities in which the Equity Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.

 Standish Small Cap Tax-Sensitive Equity Fund

         Investment Objective. The Small Cap Fund seeks to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of small capitalization companies that appear to be undervalued.

         Investment Policies. Under normal circumstances, at least 80% of the Small Cap Fund's total assets will be invested in equity and equity-related securities (such as common stocks, preferred stocks and options, futures and other strategic transactions based on common stocks) of small capitalization companies. The Fund invests in publicly traded securities, including securities issued in initial public offerings. The Fund may invest up to 15% of its total assets in foreign equity securities, including securities of foreign issuers that are listed on a U.S. exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund.

         The common stocks of small growth companies in which the Small Cap Fund invests have market capitalizations up to and including $700 million. Market capitalization is determined by multiplying the number of fully diluted equity shares by the current market price per share. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds that invest in companies with median market capitalizations of less than $1 billion. The Fund expects to emphasize investments in companies involved with value added products or services in expanding industries. At times, particularly when the Adviser believes that securities of small capitalization companies are overvalued, the Fund's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Fund's total assets. The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above.

         The Small Cap Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific equity market movements and currency exchange rate risks) or to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Small Cap Fund may: (i) purchase and write (sell) put and call options on securities, equity indices and other financial instruments; (ii) purchase and sell financial futures contracts on U.S. equity indices and options thereon; (iii) enter into repurchase agreements; (iv) enter into various currency transactions, such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures; and (v) make short sales. These techniques may produce taxable ordinary income and/or short-term or long-term capital gains. Although the Fund does not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid, the Fund may so invest up to 15% of its net assets when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. For further information concerning the securities in which the Small Cap Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.


Standish Intermediate Tax Exempt Bond Fund

         Investment Objective. The Tax Exempt Fund seeks to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets primarily in investment grade intermediate-term municipal securities. The investment objective of the Fund is a fundamental policy that may not be changed without shareholder approval.

         Investment Policies. The Tax Exempt Fund will seek to achieve its objective by investing in a diversified portfolio of municipal securities which are obligations issued by or on behalf of states, territories and possessions (including Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes.

         Although the Tax Exempt Fund will invest primarily in investment grade municipal bonds of any maturity, it intends to emphasize high quality intermediate-term municipal bonds. The Fund's dollar-weighted average portfolio maturity will normally be in a range of three to ten years. However, the Fund may purchase individual securities with effective maturities which are outside of this range. A mutual fund with an average maturity longer than that of the Fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a shorter maturity will generally have a lower yield, but will generally offer more price stability. The Fund's emphasis on high quality securities is expected to reduce its share price volatility. Because the Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities.

         The Tax Exempt Fund may invest, without percentage limitations, in municipal bonds rated at the time of purchase within one of the four highest municipal ratings by Moody's (Aaa, Aa, A, Baa), Standard & Poor's (AAA, AA, A,
BBB) or Fitch (AAA, AA, A, BBB) or, if unrated, determined by the Adviser to be of comparable credit quality. The Fund may invest in municipal notes rated MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or in municipal notes that are not rated, provided that, in the opinion of the Adviser, such notes are of a comparable credit quality. See "Securities Ratings" below for a discussion of securities ratings generally and how these policies apply to certain types of rated securities.

         Although as a matter of fundamental policy it is authorized to do so, the Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

         As a fundamental policy, at least 80% of the Tax Exempt Fund's net assets will normally be invested in tax-exempt municipal securities. Municipal securities pay interest income that is excluded from gross income for federal income tax purposes. Also as a fundamental policy, during normal market conditions, at least 65% of the Fund's net assets will be invested in municipal bonds. There may be certain occasions, however, during which more than 20% of the Tax Exempt Fund's assets may be invested in taxable instruments. In unusual circumstances, as a temporary defensive measure, the Fund may invest in taxable, fixed income obligations when the Adviser believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value. In addition, the Fund may also invest up to 20% of its net assets in taxable, fixed income obligations when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments. The Fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes" in this Prospectus.

         The Tax Exempt Fund may, but is not required to, utilize various investment strategies and techniques to hedge various market risks (such as broad or specific fixed income market movements and interest rate risks), to manage the effective maturity or duration of fixed-income portfolio securities, or to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Tax Exempt Fund may: (i) purchase and write (sell) put and call options on securities, fixed-income indices and other financial instruments; (ii) purchase and sell financial futures contracts and options thereon; (iii) enter into repurchase agreements; (iv) purchase securities on a forward commitment, when issued or delayed delivery basis; and (v) enter into various interest rate transactions, such as swaps, caps, floors and collars. The Fund may also invest up to 15% of its net assets in the aggregate of restricted securities, securities for which there are no readily available marked quotations and other illiquid securities. For further information concerning the securities in which the Tax Exempt Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.


            RISK FACTORS, SUITABILITY AND OTHER INVESTMENT PRACTICES

         Because each Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Because of the uncertainty inherent in all investments, no assurance can be given that any Fund will achieve its investment objective.

Investing in Small Capitalization Companies

         The Small Cap Fund will emphasize, and the Equity Fund may invest in, smaller, lesser-known companies. Although investments in securities of small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more mature, better known companies. Small capitalization securities may be subject to more volatile market movements than securities of larger capitalization securities, such as those included in the S&P 500 Index. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. Small capitalization securities may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

         The Small Cap and Equity Funds may participate in initial public offerings for previously privately held companies whose securities are expected to be liquid after the offering. Such companies may have a more limited operating history and/or less experienced management than other companies in which the Funds invest, which may pose additional risks. The Small Cap Fund will participate in initial public offerings of companies that are expected to have market capitalizations of up to $700 million after consummation of the offering.

Foreign Securities

         Although Equity Fund intends to invest primarily in equity securities of U.S. issuers, the Equity Fund may invest (without limitation) in equity securities of issuers located in any foreign country which securities are listed on a U.S. exchange or traded in the U.S. over-the-counter market. The Equity Fund will not invest more than 10% of its total assets in foreign equity securities that are not so listed or traded. Small Cap Fund may invest up to 15% of its total assets in equity securities of issuers located in any foreign country, including but, not limited to, securities of foreign issuers that are listed on a U.S. exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). Securities of foreign issuers, including emerging markets companies, will be selected for investment by the Equity and Small Cap Funds if the Adviser believes these securities will offer above average capital growth potential.

         Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), civil disorder, expropriation of assets of companies in which a Fund invests, nationalization of such companies, imposition of withholding or other foreign taxes on dividend or interest payments (or, in some cases, capital gains), and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Funds, in connection with purchases and sales of foreign securities, other than securities denominated in U.S. dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the U.S. Most foreign securities of the Funds are held by foreign subcustodians that satisfy certain eligibility requirements. Foreign custodial costs relating to the Funds' portfolio securities are higher than domestic custodial costs. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Finally, transactions in equity securities effected on some foreign stock exchanges, and consequently the Funds' investments on such exchanges, may not be settled promptly and therefore such investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The Equity Fund's policy of investing no more than 10% of its total assets in foreign securities that are not listed on a U.S. stock exchange or traded in the U.S. over-the-counter market and the Small Cap Fund's policy of investing no more than 15% of its total assets in foreign equity securities are intended to limit each Fund's exposure to the risks associated with investments in foreign securities.

         Investments by the Tax-Sensitive Funds in securities of issuers in emerging markets involves risks in addition to those discussed above. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Municipal Securities

         Municipal securities in which the Tax Exempt Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The interest on certain such bonds (and the Fund's distributions to its shareholders from such interest) may be a tax preference item for purposes of the federal alternative minimum tax: these bonds are sometimes referred to as "AMT Bonds" and are treated as taxable obligations for the purposes of the Fund's policies. See "Federal Income Taxes" in this Prospectus.

         Municipal bonds are issued in order to meet long-term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Industrial revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Assessment bonds, which are issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered to belong to either category. There are, of course, other variations in the safety of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The Tax Exempt Fund is not limited with respect to the categories of municipal securities it may acquire.

         Municipal securities also include municipal notes, which are generally issued to satisfy short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in variable rate demand instruments, which are securities with long stated maturities, but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par, which provides stability to the portfolio while earning market yields. For federal income tax purposes, the income earned from municipal securities may be entirely tax free, taxable or subject only to the federal alternative minimum tax.

Securities Ratings

         In the case of a security proposed to be purchased by a Fund that is rated differently by the two rating services, the higher rating is used for purposes of the Funds' rating policies; provided, however, all securities purchased must also meet the credit standards of the Adviser. Securities rated Baa by Moody's or BBB by Standard & Poor's and Fitch and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. Prior to acquiring unrated securities for a Fund's portfolio, the Adviser considers the terms of the offering and various other factors in order to initially determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In the event the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

Temporary and Short-Term Investments

         Notwithstanding a Fund's investment objective, each Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each Fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a Fund's total assets unless the Fund is in a temporary defensive position.

         The money market instruments and short-term debt securities in which the Funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks (the Tax-Sensitive Funds only), repurchase agreements, and prime commercial paper of U.S. companies and foreign companies (the Tax-Sensitive Funds only).

         The Funds' investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of each Tax-Sensitive Fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of each Tax-Sensitive Fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser.

         The Tax Exempt Fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in the Tax Exempt Fund invests. To the extent that income dividends distributed by the Tax Exempt Fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes."

         Each Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Funds will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


Strategic and Derivative Transactions


         Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates (Equity Fund and Small Cap Fund only), and broad or specific market movements), to enhance potential gain or, with respect to the Tax Exempt Fund, to manage the effective maturity or duration of fixed-income portfolio securities. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing their respective investment objectives, the Funds may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices (Equity Fund and Small Cap Fund only), fixed-income indices (Tax Exempt Fund only) and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars. In addition, Equity Fund and Small Cap Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. These investment techniques are referred to herein as "Strategic Transactions." Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, currency exchange rate fluctuations (Equity Fund and Small Cap Fund only), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective duration or maturity of the Tax Exempt Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although a Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed more than 3% of that Fund's net assets at any one time and, to the extent necessary, the Funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the Funds' tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Funds can realize on their respective investments or cause the Funds to hold a security they might otherwise sell. The use of currency transactions by the Equity Fund and Small Cap Fund can result in these Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Funds in writing options on futures and entering into futures transactions is potentially unlimited, however as described above, each Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Funds' Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling

         The Tax-Sensitive Funds may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security or in order to defer the realization of gain or loss for federal income tax purposes on a similar security previously sold by the Fund. To complete a short sale transaction, a Fund must borrow the security sold short in order to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest that the Fund may be required to pay in connection with a short sale.


         A Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Equity and Small Cap Funds may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic and Derivative Transactions" above.


         The Tax-Sensitive Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the respective Fund's net assets.

         In addition to the short sales discussed above, the Tax-Sensitive Funds may make short sales "against-the- box." A short sale is against-the-box if the Fund, at all times when a short position is open, owns an equal amount of securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When-Issued Securities and "Delayed Delivery" Securities

         The Tax Exempt Fund may commit up to 40% of its total assets to purchase securities on a "when-issued" or "delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until the securities are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt securities equal to the amount of the Fund's commitment will be segregated with the Fund's custodian to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund. The Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

 Stand-By Commitments

         To facilitate liquidity, the Tax Exempt Fund may enter into "stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost. Any such costs may, however, reduce yields.

Third Party Puts

         The Tax Exempt Fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender or put its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Fund will be that of holding a long-term bond. These third party puts will not be considered to shorten the Fund's maturity.

Illiquid and Restricted Securities

         The Equity and Small Cap Funds will normally invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are illiquid and securities that are subject to legal or contractual restrictions on resale (i.e., private placements), including securities eligible for resale in reliance on Rule 144A under the Securities Act of 1933. Each Fund, including the Tax Exempt Fund, may however invest up to 15% of its net assets in illiquid and restricted securities when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Market Changes

         Each Fund's net asset value fluctuates as a result of changes in the market value of portfolio securities. The value of equity securities will fluctuate as a result of a variety of factors including, but not limited to, general conditions in the equity markets and the issuer's earning prospects, perceived value, dividend paying ability, growth rate, market position in the market in which it operates, and level of financial leverage. Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise. Changes by recognized rating services in their ratings of debt securities, including municipal securities, and in the ability of an issuer to make payments of interest and repayments of principal will also affect the value of these investments. Changes in the value of debt securities held in a Fund's portfolio will not affect cash income derived from those securities but will affect a Fund's net asset value.

Portfolio Turnover

         It is not the policy of any Fund to purchase or sell securities for trading purposes, and the Tax-Sensitive Funds intend to have low annual portfolio turnover rates in order to reduce the realization and, therefore, the distribution to shareholders of capital gains. The Tax Exempt Fund places no restrictions on portfolio turnover. Notwithstanding the foregoing with respect to the Tax-Sensitive Funds, a Fund may generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. It is expected that the portfolio turnover rates of the Equity Fund and the Small Cap Fund will not exceed 20% and 50%, respectively, in the coming year. The Tax Exempt Fund's portfolio turnover rates are listed in the section captioned "Financial Highlights." A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, a Fund's distributions of which are taxable to shareholders as ordinary income, and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Investment Restrictions and Diversification

         Except as otherwise noted, the foregoing investment policies are non-fundamental policies which may be changed by the Trust's Board of Trustees without the approval of shareholders of the affected Fund. The investment objectives of each of the Equity Fund and the Small Cap Fund are non-fundamental. If there is a change in either of these Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. Each of the Funds has adopted certain fundamental policies that may not be changed without the approval of their respective shareholders. See "Investment Restrictions" in the combined Statement of Additional Information.

         Each Fund is diversified, as defined in the Investment Company Act of 1940. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S.
Government securities or investments in other registered investment companies.

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.


Other Investment Companies

         Each of the Equity Fund and the Small Cap Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Equity Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by investment companies in which they invest in addition to the advisory and administration fees paid by the Funds. However, to the extent that a Fund invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Fund's assets so invested.

         Each of the Equity Fund and the Small Cap Fund is authorized to invest all of its assets in the securities of a single open-end registered investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder" or Hub & Spoke(TM). If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure. Hub & Spoke is a registered trademark of Signature Financial Group, Inc.

Suitability

         None of the Funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each Fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Funds.

         Because the Tax-Sensitive Funds will be managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the Funds' distributions and the Tax Exempt Fund seeks to provide a high level of interest income exempt from federal income taxes, the Funds may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).


                         CALCULATION OF PERFORMANCE DATA

         From time to time the Funds may advertise their total returns and the Tax Exempt Fund may also advertise its yield and tax equivalent yield. Total return, yield and tax equivalent yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. As long as a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating will be substituted accordingly.

         The "yield" of the Tax Exempt Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price (net asset value) per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Tax Exempt Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

         Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund, such as the Tax Exempt Fund, which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Tax Exempt Fund's yield
(calculated as indicated above) by one, minus a stated income tax rate and adding the product to the taxable portion (if any) of the Tax Exempt Fund's yield.


                                           Taxable Equivalent Yield Table
Federal
Marginal                     Taxable Equivalent Rates Based on Tax-Exempt Yield of:
Tax Rate               4%       5%        6%         7%       8%         9%      10%
                      -----   -----     -----     ------    ------     ------   -----

31.00%               5.80%    7.25%     8.70%     10.14%    11.59%    13.04%    14.49%
36.00%               6.25%    7.81%     9.38%     10.94%    12.50%    14.06%    15.63%
39.60%               6.62%    8.28%     9.93%     11.59%    13.25%    14.90%    16.56%

         Each Fund may from time to time advertise one or more additional measurements of performance, including but not limited to historical cumulative total returns, distribution returns, non-standardized yield (Tax Exempt Fund only), results of actual or hypothetical investments, changes in dividends, distributions or share values, or any graphic illustration of such data. This data may cover any period of a Fund's operations and may or may not include the impact of taxes or other factors.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund will declare and distribute, at least annually, dividends from short-term and long-term capital gains, if any, after reduction by capital losses. The Tax-Sensitive Funds will declare and distribute, at least annually, any dividends from net investment income. The Tax Exempt Fund will declare daily and distribute monthly dividends from net investment income. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the appropriate Fund unless the shareholder elects to receive them in cash. It is possible that a Fund may use equalization tax accounting in furtherance of its tax objective, which may affect the amount, timing and character of its distributions. See the Statement of Additional Information for further information.



                               PURCHASE OF SHARES


         Shares of the Funds may be purchased directly from the Trust, which offers shares of the Funds to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order and payment for the shares is received by the Trust. Unless waived by the Trust, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 ($5,000 for the Tax Exempt Fund).


         Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Trust by the close of its business day (normally 4:00 p.m., New York time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Trust by the close of its business day. Shares of the Funds purchased through dealers may be subject to transaction fees, no part of which will be received by the Funds or the Adviser.

         Each Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York time). The net asset value per share is calculated by determining the value of all a Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity and other taxable securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Tax Exempt Fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations of municipal securities made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Funds' valuation policies is contained in the Statement of Additional Information.

         Prospective investors should consider the tax implications of buying shares of a Fund prior to an anticipated taxable dividend or capital gain distribution from that Fund. A portion of the purchase price of such shares may be attributable to the taxable income already earned by the Fund and/or net capital gains already realized by the Fund that will be included in the anticipated distribution. The distribution will, nevertheless, generally be taxable to the investor even if it reduces the net asset value of the Fund's shares below the investor's cost and economically represents a return of a portion of the investor's purchase price.

         In the sole discretion of the Adviser, each Fund may accept securities instead of cash for the purchase of Fund shares. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the particular Fund. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund. Consequently, prospective investors should consult with their own tax advisers before acquiring Fund shares in exchange for appreciated or depreciated securities in order to evaluate fully the effect on their particular tax situations.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of each Fund's shares, (ii) to reject purchase orders when in the best interest of the particular Fund and (iii) to modify or eliminate the minimum initial investment requirement in Fund shares.


                               EXCHANGE OF SHARES

         Shares of the Funds may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of a Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Funds' account application may exchange shares by calling (800) 221-4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                              REDEMPTION OF SHARES

         Shares of each Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption


         Shares of a Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the applicable Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of a Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days.

Telephonic Redemption


         Shareholders who complete the telephonic privileges portion of the Funds' account application may redeem shares by calling (800) 221-4795. The telephonic redemption privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above for shares purchased by check. Wire charges, if any, will be deducted from redemption proceeds. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Proper identification will be required for each telephonic redemption. Please see "Telephone Transactions" below for more information regarding telephonic transactions.


Repurchase Order

         In addition to written redemption of Fund shares, the Trust may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares, or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Trust prior to the close of the Trust's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Trust imposes no charge for share repurchases.



Telephone Transactions

         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephonic instructions are genuine, and follow telephonic instructions that they reasonably believe to be genuine, neither the Adviser, nor the Trust, nor the applicable Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transactions procedures, and if they do not, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.


                                     * * * *

         The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's portfolio investments at the time of redemption or repurchase. Each Fund intends to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in portfolio securities. Please see the Statement of Additional Information for further information regarding the Funds' ability to satisfy redemption requests in-kind.

         Because of the cost of maintaining shareholder accounts, the Funds may redeem, at net asset value, the shares in any account that has a value of less than $25,000 ($10,000 for the Tax Exempt Fund) as a result of redemptions or transfers. Before doing so, the applicable Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $25,000 ($10,000 for the Tax Exempt Fund).

                                   MANAGEMENT

Trustees

         Each Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

         Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to each Fund pursuant to separate investment advisory agreements with the Trust and manages each Fund's investments and affairs subject to the supervision of the Trustees of the Trust.

         The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds of the Trust, acting as investment adviser to Standish Controlled Maturity Fund, Standish Equity Fund, Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Securitized Fund, Standish Short-Term Asset Reserve Fund and Standish Small Capitalization Equity Fund, which had net assets of $6 million, $128 million, $2 billion, $27 million, $31 million, $32 million, $55 million, $292 million and $177 million respectively, at September 30, 1995. An affiliate of the Adviser, Standish International Management Company, L.P. ("SIMCO"), acts as investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $92 million, $847 million and $128 million at September 30, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of September 30, 1995, the Adviser managed approximately $29 billion of assets.

         The Equity Fund's portfolio manager is Laurence A. Manchester. During the past five years, Mr. Manchester has served as a Vice President and Director of the Adviser.

         The Small Cap Fund's portfolio manager is Nicholas S. Battelle. During the past five years, Mr. Battelle has served as a Vice President and Director of the Adviser.

         The Tax Exempt Fund's portfolio managers are Maria D. Furman and Raymond J. Kubiak. During the past five years, Ms. Furman has served as a Vice President and Director of the Adviser and Mr. Kubiak has been a Vice President and, since 1995, a Director of the Adviser.

         Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages each Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and permits the Funds to use the name "Standish." The Adviser provides all necessary office space and services of executive personnel for administering the affairs of the Funds. For these services, each Fund pays the Adviser a fee monthly equal on an annual basis to the following percentages of each Fund's average daily net asset value: Equity Fund--0.50%, Small Cap Fund--0.60% and Tax Exempt Fund--0.40%. For Tax Exempt Fund's fiscal year ended December 31, 1994, the Adviser did not impose $50,193 of its $82,694 fee.

 Expenses

         Expenses of the Trust that relate to more than one series are allocated among such series by the Adviser and SIMCO in a manner considered to be equitable, primarily on the basis of relative net asset values. Each Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, each Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares.

         The Adviser has voluntarily agreed for each Fund's fiscal year ending September 30, 1996 to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of each Fund to the lower of
(a) the permissible limit applicable in any state in which shares of the Fund are then qualified for sale and (b) the following percentages of each Fund's average daily net assets: Equity Fund--1.00%; Small Cap Fund--0.90%; and Tax Exempt Fund--0.65%. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. If Total Fund Operating Expenses (as defined above) would exceed the expense limit, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1994, expenses borne by Tax Exempt Fund amounted to $134,379, which represented 0.65% of average daily net assets after an expense reduction of $50,193.

Portfolio Transactions

         Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Funds. It is not anticipated that the Tax Exempt Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis in principal transactions without the addition or deduction of brokerage commissions or transfer taxes.

         Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers that execute orders to purchase and sell portfolio securities for the Funds.

                              FEDERAL INCOME TAXES

         Each Fund is treated as a separate entity for federal income tax purposes. The Tax Exempt Fund presently qualifies and intends to continue to qualify, and each of the Equity and Small Cap Funds intends to elect to be treated and to qualify, for taxation as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to shareholders in accordance with certain timing requirements of the Code.

         A Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

         Shareholders of the Equity Fund and Small Cap Fund which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions (as defined below) made by these Funds. Dividends paid by the Equity Fund and Small Cap Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to qualifying dividends that Equity Fund or Small Cap Fund receives, if any, may qualify for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code.

         The Tax Exempt Fund intends to satisfy applicable requirements of the Code so that its distributions to shareholders of the tax-exempt interest it earns will qualify as "exempt-interest dividends," which shareholders are entitled to treat as tax-exempt interest. Any portion of an exempt-interest dividend that is attributable to the interest that the Tax Exempt Fund receives on certain tax-exempt obligations that are "private activity bonds" and, for corporate shareholders, the entire exempt-interest dividend, may increase a shareholder's liability, if any, for alternative minimum tax.

         Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Funds. Shares of the Tax Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax advisor if you think this may apply to you.

         Shareholders in the Tax Exempt Fund which are taxable entities or persons will be subject to federal income tax on capital gain distributions (as defined below) from the Tax Exempt Fund and on any other dividends they receive from the Tax Exempt Fund that are not exempt-interest dividends. Dividends paid by the Tax Exempt Fund from any taxable net investment income, such as interest income from taxable debt obligations, accrued market discount recognized by the Fund, or repurchase agreements, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. None of the Tax Exempt Fund's exempt-interest dividends, taxable income dividends or capital gain distributions will qualify for the corporate dividends received deduction.

         Dividends paid by any Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the applicable Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions by a Fund may also be subject to state and local or foreign taxes.

         The Equity Fund and the Small Cap Fund anticipate that they may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. These Funds do not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders.

         Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules disallow any losses on the sale or exchange of shares of the Tax Exempt Fund with a tax holding period of six months or less, to the extent the shareholder received exempt-interest dividends with respect to such shares, and recharacterize as long-term any otherwise allowable losses on the sale or exchange of the shares of any Fund with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary taxable dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Funds, to backup withholding on certain payments from the Funds.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

         After the close of each calendar year, each Fund will send a notice to its shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

                            THE TRUST AND ITS SHARES

         Each Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of each Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Funds have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Funds do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Funds do not have preemptive or conversion rights. Certificates representing shares of the Funds will not be issued.

         At October 1, 1995, more than 25% of the then outstanding shares of the Tax Exempt Fund were held by BDG & Co., c/o Bingham, Dana & Gould, 150 Federal Street, Boston, MA, which was deemed to control the Tax Exempt Fund.

         The Trust has established fourteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

         The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

         If less than two-thirds of the Trustees holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

         Subject to Trustee approval and shareholder approval (if then required), each of the Equity Fund and the Small Cap Fund may pursue its investment objective by investing all of its investable assets in a pooled fund.

         Inquiries concerning the Funds should be made by contacting the Trust at the address and telephone number listed on the cover of this Prospectus. Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.


                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

         Investors   Bank  &  Trust   Company,   24  Federal   Street,   Boston,
Massachusetts 02110, serves as the Funds' transfer and dividend-disbursing agent and as custodian of all cash and securities of the Funds.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit each Fund's financial statements annually.

                                  LEGAL COUNSEL

         Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

                                   ----------
         No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.
                                   ----------

Investment Adviser

         Standish, Ayer & Wood, Inc.
         One Financial Center            STANDISH TAX-SENSITIVE EQUITY FUND
         Boston, Massachusetts 02111     STANDISH TAX-SENSITIVE SMALL CAP FUND
                                         STANDISH INTERMEDIATE TAX EXEMPT
                                               BOND FUND


Custodian

         Investors Bank & Trust Company
         24 Federal Street
         Boston, Massachusetts 02110

Independent Accountants

         Coopers & Lybrand L.L.P.
         One Post Office Square
         Boston, Massachusetts 02109

Legal Counsel

         Hale and Dorr
         60 State Street
         Boston, Massachusetts 02109

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (617) 350-6100

                       STANDISH TAX-SENSITIVE EQUITY FUND
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 1996



         This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated January 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Tax-Sensitive Equity Fund ("Equity Fund"), Standish Small Cap Tax-Sensitive Equity Fund ("Small Cap Fund") and Standish Intermediate Tax Exempt Bond Fund ("Tax Exempt Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). The Equity Fund, Small Cap Fund and Tax Exempt Fund are sometimes referred to herein individually as the "Fund" and collectively as the "Funds." This Statement of Additional Information should be read in conjunction with the Funds' Prospectus, a copy of which may be obtained without charge by writing or calling the Trust at the address and phone number set forth above.

Contents                                                               Page

Investment Objectives and Policies.................................
Investment Restrictions............................................
Calculation of Performance Data....................................
Management.........................................................
Redemption of Shares...............................................
Portfolio Transactions.............................................
Determination of Net Asset Value...................................
Federal Income Taxes...............................................
The Trust and Its Shares...........................................
Additional Information.............................................
Experts and Financial Statements...................................

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Funds' Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. Each Fund's investment adviser is Standish, Ayer & Wood, Inc. (the "Adviser").

Portfolio Maturity (Tax Exempt Fund)

         Under normal market conditions, the Tax Exempt Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the Fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. In computing the duration of its portfolio, the Tax Exempt Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that the Fund's dollar-weighted average portfolio maturity will not exceed ten years, the Fund may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. For purposes of the Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Municipal Securities

         The Tax Exempt Fund may invest in all kinds of municipal securities, including municipal notes, municipal bonds, private activity bonds and variable rate demand instruments.

         Because the Tax Exempt Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the Tax Exempt Fund's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated.

Municipal Notes

         The Tax Exempt Fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes in which the Tax Exempt Fund may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds

         The Tax Exempt Fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities

         There is a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

Variable Rate Demand Instruments

         The Tax Exempt Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that the Tax Exempt Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Adviser will select the variable rate demand instruments that the Fund will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund.

         The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instruments held by the Tax Exempt Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Restricted and Illiquid Municipal Securities

         An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Tax Exempt Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for many municipal securities which were not publicly offered initially.

         Securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Exempt Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

Foreign Securities

         Foreign securities may be purchased and sold by the Equity and Small Cap Funds in over-the-counter markets (but persons affiliated with the Fund will not act as principal in such purchases and sales) or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Equity and Small Cap Funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

         The dividends and interest payable on certain of the Equity and Small Cap Funds' foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Equity and Small Cap Funds' respective shareholders.

         Investors should understand that the expense ratios of the Equity and Small Cap Funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

         The Small Cap Fund and the Equity Fund may acquire sponsored and unsponsored ADRs. Unsponsored ADRs are acquired from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that a Fund invests in such unsponsored ADRs there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (e.g., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Money Market Instruments and Repurchase Agreements

         The money market instruments in which each Fund may invest include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short- term credit needs) of foreign (Equity and Small Cap Funds only) and domestic issuers, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

         U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

         A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Funds (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Funds until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.


Strategic and Derivative Transactions


         Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates (Equity and Small Cap Funds) and broad or specific fixed-income (Tax Exempt Fund) or equity (Equity and Small Cap Funds) market movements), to manage the effective maturity or duration of fixed-income securities (Tax Exempt Fund), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.


         In the course of pursuing their respective investment objectives, the Funds may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices (Equity Fund and Small Cap Fund only), fixed-income indices (Tax Exempt Fund only) and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars. In addition, Equity Fund and Small Cap Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. These investment techniques are referred to herein as "Strategic Transactions." Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, currency exchange rate fluctuations (Equity Fund and Small Cap Fund only), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective duration or maturity of the Tax Exempt Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company or by the Funds' objective to minimize taxable distributions.

Risks of Strategic and Derivative Transactions


         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Funds can realize on their respective investments or cause the Funds to hold a security they might otherwise sell. The use of currency transactions by the Equity Fund and Small Cap Fund can result in these Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Funds in writing options on futures and entering into futures transactions is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


Risks of Strategic and Derivative Transactions Outside the United States


         When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options

         Put  options  and  call  options  typically  have  similar   structural
characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A Fund may purchase a call option on a security, currency (Equity and Small Cap Funds), futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Funds do not do so, the OTC options are subject to the Funds' restriction on illiquid securities.) The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency (Equity and Small Cap Funds) or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Funds, and portfolio securities "covering" the amount of the Funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

         If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

         Each Fund may purchase and sell (write) call options on equity (Equity and Small Cap Funds) and debt (Tax Exempt Fund) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Fund) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies (Equity and Small Cap Funds) and futures contracts. All call options sold by the Funds must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell (write) put options on equity (Equity and Small Cap Funds) and debt (Tax Exempt Fund) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Fund) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies (Equity and Small Cap Funds) and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

         Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures

         Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

         The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each Fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, currency (Equity and Small Cap Funds), multiple currency transactions (including forward currency contracts) (Equity and Small Cap Funds) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

 Currency Transactions

         The Equity and Small Cap Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.


         The Equity and Small Cap Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


         A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         Each of the Equity and Small Cap Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Equity and Small Cap Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars

         Among the Strategic Transactions into which each of the Funds may enter are interest rate, currency rate (Equity and Small Cap Funds only) and index swaps and the purchase or sale of related caps, floors, spreads and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations (Equity and Small Cap Funds only) as a duration management technique (Tax Exempt Fund only) or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors, spreads and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Fund's net loss exposure resulting from swaps, caps, floors, spreads and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Funds' respective net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

         Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts

         Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Funds may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities

         The Tax Exempt Fund may commit up to 40% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Tax Exempt Fund will only make commitments to purchase "when- issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser.

         Unless the Tax Exempt Fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid, high-grade debt obligations with a market value at least equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

         Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Tax Exempt Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The Tax Exempt Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Other Investment Companies

         The Equity and Small Cap Funds may each, subject to authorization by the Trustees, invest all of its investable assets in the securities of a single open-end registered investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund. A Fund's non- fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Standish Intermediate Tax Exempt Bond Fund

As a matter of fundamental policy, the Tax Exempt Fund may not:

         1. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

         2. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

         3. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         4.       Purchase or sell  commodities  or commodity  contracts  except
                  that  the  Fund  may  purchase  and  sell  financial   futures
                  contracts and options on financial futures contracts.

         5. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

         6. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

         7. Lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within 7 days.

         8. Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.


         As a matter of non-fundamental policy, the Tax Exempt Fund may not:

         A.       Make short sales of securities.

         B. Invest in companies for the purpose of exercising control or management.

         C. Purchase securities of any other investment company except as part of a merger, consolidation or acquisition of assets.


         D.       Purchase  or  write   options,   except  as  described   under
                  "Strategic and Derivative Transactions."

         E. Invest in interests in oil, gas or other exploration or development programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.


         F. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, municipal securities which are rated by at least one nationally recognized municipal bond rating service, and securities fully collateralized by such securities.

         G. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

         H. Enter into repurchase agreements with respect to more than 15% of its net assets.


         I. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         As a matter of non-fundamental policy, the Tax Exempt Fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the Tax Exempt Fund may own so long as, as to 75% of its total assets, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the Tax Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

         Although it is allowed to do so, the Tax Exempt Fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the Tax Exempt Fund does not expect that more than 25% of its assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the Tax Exempt Fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

         Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Tax Exempt Fund is less than 10% of the value of the total assets of the Fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.


           Standish Tax-Sensitive Equity Fund and Standish Small Cap
                           Tax-Sensitive Equity Fund

As a matter of fundamental policy, each of the Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund may not:

         1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

         2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.


         3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions,
                  (ii) in  connection  with the  redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets;
                  (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

         4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

         5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                  a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                  provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

         For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

As a matter of non-fundamental policy, each of the Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund may not:


         A. Make short sales of securities unless (i) either (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short, (ii) the securities sold short are listed on a national securities exchange and (iii) the value of the securities of any one issuer in which the Fund is short may not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.


         B. Invest in companies for the purpose of exercising control or management.

         C. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

         D. Invest in interests in oil, gas or other exploration or development programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

         E. Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, excluding obligations issued or guaranteed by the U.S. Government or its agencies and securities fully collateralized by such securities and excluding securities which have been rated investment grade by at least one nationally recognized statistical rating organization; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         F. Invest in restricted securities or securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities; provided that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         G. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Adviser owns more than .5% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

         H. Purchase securities while outstanding bank borrowings exceed 5% of the Fund's net assets.

         I. Invest in real estate limited partnership interests, other than real estate investment trusts organized as limited partnerships.

         J. Purchase or sell (write) options, except pursuant to the limitations described above.


         K. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         The Equity and Small Cap Funds have no current intention of lending portfolio securities or entering into reverse repurchase agreements or forward roll transactions. None of the Funds have any current intention to borrow money for other than temporary of emergency purposes.


         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Equity and Small Cap Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

                              ---------------------

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction, except with respect to restriction letter G above.

         In order to permit the sale of shares of the Funds in certain states, the Board may, in its sole discretion, adopt restrictions of investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.


                         CALCULATION OF PERFORMANCE DATA

         As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return information and the Tax Exempt Fund may also advertise certain yield and tax equivalent yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n=ERV.

         The yield of the Tax Exempt Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Tax Exempt Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, the yield is determined according to the following formula:

                        Yield = (2 [(A - B + 1)^6 - 1])/C D

Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

         Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi-annual compounding of income. The taxable equivalent yield for the Tax Exempt Fund is based upon the Fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

         Portfolio's Tax-Free Yield
         --------------------------      =        Taxable Equivalent Yield
         100% - Marginal Tax Rate

         The average annual total return quotation for the Tax Exempt Fund since inception (November 2, 1992 to June 30, 1995) and for the one year period ended June 30, 1995 were 6.5% and (6.3%), respectively, and the average annualized yield for the thirty day period ended June 30, 1995 was 4.96%. The Tax Exempt Fund's tax equivalent yield for the thirty day period ended June 30, 1995 was 6.88%, assuming a federal income tax rate of 39.6%.

         The Tax Exempt Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

         In addition to average annual return and yield and tax equivalent yield (Tax Exempt Fund) quotations, each Fund may quote quarterly and annual performance on a net (with management fees and other operating expenses deducted) and gross basis. The Tax Exempt Fund's net and gross performance is as follows:

    Quarter/Year                  Net                        Gross
    ------------                  ---                        -----

      1992                         2.79%                      2.95%
      1Q93                         3.46%                      3.62%
      2Q93                         2.63%                      2.79%
      3Q93                         2.94%                      3.10%
      4Q93                         1.35%                      1.51%
      1993                        10.78%                     11.47%
      1Q94                        -3.95%                     -3.79%
      2Q94                         1.67%                      1.83%
      3Q94                         0.98%                      1.15%
      4Q94                        -1.29%                     -1.13%
      1994                        -2.68%                     -2.02%
      1Q95                         4.61%                      4.77%
      2Q95                         1.95%                      2.12%
      3Q95                         2.76%                      2.95%

         These performance quotations should not be considered as representative of the Tax Exempt Fund's performance for any specified period in the future.

         Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Tax Exempt Fund may compare its performance to various indices (or particular components thereof), which are generally considered to be representative of the performance of all municipal securities such as the Lehman Muni 3-5-7-10 Index. The Equity and Small Cap Funds may each compare their respective performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. In addition, the Small Cap Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


                                   MANAGEMENT

Trustees and Officers

         The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., each Fund's investment adviser.


                                            Position Held                   Principal Occupation
Name and Address                             With Trust                     During Past 5 Years
----------------                            ------------                    -------------------

*D. Barr Clayson                            Vice President                  Vice President and
c/o Standish, Ayer &                        and Trustee                     Managing Director,
  Wood, Inc.                                                                Standish, Ayer &
One Financial Center                                                        Wood, Inc.; President,
Boston, MA  02111                                                           Standish International
                                                                            Management Company,
                                                                            L.P.

*Richard C. Doll                            Vice President                  Vice President and
c/o Standish, Ayer &                        and Trustee                     Director, Standish,
  Wood, Inc.                                                                Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Samuel C. Fleming                           Trustee                         Chairman of the Board
c/o Decision                                                                and Chief Executive
  Resources, Inc.                                                           Officer, Decision
1100 Winter Street                                                          Resources, Inc.
Waltham, MA  02154                                                          through 1989, Senior
                                                                            V.P. Arthur D. Little






                                       21





Benjamin M. Friedman                        Trustee                         William Joseph Maier
c/o Harvard University                                                      Professor of Political
Cambridge, MA  02138                                                        Economy, Harvard
                                                                            University

John H. Hewitt                              Trustee                         Trustee, The Peabody
P. O. Box 307                                                               Foundation; Trustee,
So. Woodstock, VT  05071                                                    Visiting Nurse
                                                                            Alliance of Vermont
                                                                            New Hampshire

*Edward H. Ladd                             Trustee and                     Chairman of the Board
c/o Standish, Ayer                          Vice President                  and Managing Director,
  & Wood, Inc.                                                              Standish, Ayer & Wood,
One Financial Center                                                        Inc. since 1990;
Boston, MA  02111                                                           formerly President of
                                                                            Standish, Ayer & Wood,
                                                                            Inc.

Caleb Loring III                            Trustee                         Trustee, Essex Street
c/o Essex Street                                                            Associates (family
  Associates                                                                investment trust
P.O. Box 5600                                                               office); Director,
Beverly Farms, MA  01915                                                    Holyoke Mutual Insurance
                                                                            Company

*Richard S. Wood                            President                       Vice President,
c/o Standish, Ayer &                        and Trustee                     Secretary and Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.; Executive Vice
Boston, MA  02111                                                           President, Standish
                                                                            International
                                                                            Management Company,
                                                                            L.P.

James E. Hollis III                         Executive Vice                  Vice President and
c/o Standish, Ayer &                        President                       Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

David W. Murray                             Treasurer and                   Vice President, Treasurer
c/o Standish, Ayer &                        Secretary                       and Director, Standish,
  Wood, Inc.                                                                Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111






                                       22





Caleb F. Aldrich                            Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Beverly E. Banfield                         Vice President                  Vice President and
c/o Standish, Ayer &                                                        Compliance Officer,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.; and
Boston, MA  02111                                                           Assistant Vice President
                                                                            Compliance Officer,
                                                                            Freedom Capital
                                                                            Management Corp.
                                                                            (1989-1992)

Nicholas S. Battelle                        Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Walter M. Cabot                             Vice President                  Senior Advisor and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.;
Boston, MA  02111                                                           prior to 1991, President,
                                                                            Harvard Management
                                                                            Company

David H. Cameron                            Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Karen K. Chandor                            Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Lavinia B. Chase                            Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111





                                       23





Susan B. Coan                               Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111

W. Charles Cook II                          Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111

James W. Copley, Jr.                        Vice President                  Senior Portfolio
c/o Standish, Ayer &                                                        Manager, Standish, Ayer &
  Wood, Inc.                                                                Wood, Inc. (since June 30,
One Financial Center                                                        1995); President and Director,
Boston, MA  02111                                                           Consolidated Investment
                                                                            Corporation; Vice-President-
                                                                            Funds Management,
                                                                            Consolidated Healthcare,
                                                                            Inc.

Joseph M. Corrado                           Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111

Dolores S. Driscoll                         Vice President                  Vice President and
c/o Standish, Ayer &                                                        Managing
  Wood, Inc.                                                                Director, Standish, Ayer &
One Financial Center                                                        Wood, Inc.
Boston, MA  02111

Anne P. Herrmann                            Vice President                  Mutual Fund
c/o Standish, Ayer &                                                        Administrator;
  Wood, Inc.                                                                formerly Portfolio
One Financial Center                                                        Accountant, Standish,
Boston, MA  02111                                                           Ayer & Wood, Inc.

Ann S. Higgins                              Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111





                                       24





Raymond J. Kubiak                           Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director, Standish,
  Wood, Inc.                                                                Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Maria D. Furman                             Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Phillip D. Leonardi                         Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc. since
  Wood, Inc.                                                                November 1993; formerly,
One Financial Center                                                        Investment Sales, Cigna
Boston, MA  02111                                                           Corporation (1993) and
                                                                            Travelers Corporation
                                                                            (1984-1993)

Laurence A. Manchester                      Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

George W. Noyes                             Vice President                  President and Managing
c/o Standish, Ayer &                                                        Director, Standish, Ayer &
  Wood, Inc.                                                                Wood, Inc.
One Financial Center
Boston, MA  02111

Arthur H. Parker                            Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Jennifer A. Pline                           Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111

Howard B. Rubin                             Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111




                                       25





Michael C. Schoeck                          Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc. since
  Wood, Inc.                                                                August, 1993; formerly,
One Financial Center                                                        Vice President,
Boston, MA  02111                                                           Commerzbank, Frankfurt,
                                                                            Germany

Austin C. Smith                             Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Stephen A. Smith                            Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                        Ayer & Wood, Inc. since
  Wood, Inc.                                                                November, 1993; formerly,
One Financial Center                                                        Consultant, Cambridge
Boston, MA  02111                                                           Associates

James W. Sweeney                            Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc.
Boston, MA  02111

Ralph S. Tate                               Vice President                  Vice President and
c/o Standish, Ayer &                                                        Director,
  Wood, Inc.                                                                Standish, Ayer & Wood,
One Financial Center                                                        Inc. since April, 1990;
Boston, MA  02111                                                            formerly Vice President, Aetna Life & Casualty

Michael W. Thompson                         Vice President                  Vice President, Standish,
c/o Standish, Ayer &                                                          Ayer & Wood, Inc.
  Wood, Inc.
One Financial Center
Boston, MA  02111

------------
*        Indicates  that  Trustee  is an  interested  person  of the  Trust  for purposes of the  Investment  Company Act of 1940, as amended (the "1940
         Act").


Compensation of Trustees and Officers

         The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions with the Trust or the Adviser during the Tax Exempt Fund's fiscal year ended December 31, 1994.

         The following table sets forth all compensation paid to the Trust's Trustees as of the Tax Exempt Fund's fiscal year ended December 31, 1994 and estimates the amount of such fees to be paid by the Equity and Small Cap Funds during their initial fiscal years ending September 30, 1996:


                                                                                       Pension or
                                                     Estimated        Estimated        Retirement              Total
                                Aggregate            Aggregate        Aggregate         Benefits           Compensation
                              Compensation         Compensation     Compensation       Accrued as          from Fund and
                                from the             from the      from the Small        Part of          Other Funds in
Name of Trustee              Tax Exempt Fund       Equity Fund*       Cap Fund*      Fund's Expenses         Complex**
---------------              ---------------       ------------       ---------      ---------------      ------------

D. Barr Clayson                   $0                   $0               $0                $0                   $0
Phyllis L. Cothran***              0                    0                0                 0                    0
Richard C. Doll                    0                    0                0                 0                    0
Samuel C. Fleming                330                   53               53                 0               41,750
Benjamin M. Friedman             290                   47               47                 0               36,750
John H. Hewitt                   290                   47               47                 0               36,750
Edward H. Ladd                     0                    0                0                 0                    0
Caleb Loring, III                290                   47               47                 0               36,750
Richard S. Wood                    0                    0                0                 0                    0

-------------
*        Estimated.  The Equity and Small Cap Funds are newly organized and have not paid any Trustees' fees.

** As of the date of this Statement of Additional Information, there were 14 mutual funds in the fund complex, all of which are series of the Trust.

***      Ms. Cothran resigned as a Trustee effective January 31, 1995.


Certain Shareholders

         At October 1, 1995, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Tax Exempt Fund:

                                                         Percentage of
Name and Address                                         Outstanding Shares
----------------                                         ------------------

BDG & Co.                                                          28%
Bingham Dana & Gould
 Trust Development
150 Federal Street
Boston, MA  02110

Old Kent Bank & Morris Kaplan Co.                                  14%
 TTEEs of the Morris Kaplan Trust
 1/13/64
105 South York Road
Elmhurst, IL 60126


Stephanie L. Hascoe 1972                                            5%
 Trust
Hascoe Associates, Inc.
35 Mason Street
Greenwich, CT  06830

         Immediately prior to the commencement of operations, it is expected that the Adviser will own 100% of the outstanding shares of the Equity and Small Cap Funds.

Investment Adviser

         Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate written investment advisory agreements with the Trust. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

         The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

         Certain services provided by the Adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the Adviser provides each Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the Adviser without reimbursement by the Funds for any costs incurred. Under each investment advisory agreement, the Adviser is paid a fee based upon a percentage of each Fund's average daily net asset value computed as described in the Prospectus. This fee is paid monthly.

         With respect to the Tax Exempt Fund: (a) for the period November 2, 1992 (commencement of operations) to December 31, 1992, the Adviser agreed not to impose $3,149 of its fees and assumed $3,271 of expenses; (b) for the fiscal year ended December 31, 1993, the Adviser agreed not to impose its fees of $49,165 and assumed $12,010 of expenses; and (c) for the fiscal year ended December 31, 1994, the Adviser agreed not to impose $50,193 of its fee, which would otherwise have been $82,694.

         Pursuant to the investment advisory agreements, each Fund bears the expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreements. Among other expenses, each Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

         The Tax Exempt Fund's investment advisory agreement provides that if the total expenses of the Tax Exempt Fund in any fiscal year (excluding brokerage commissions, taxes and extraordinary expenses) exceed the lower of (a) 0.65% of the Fund's average daily net assets, or (b) the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser from the Tax Exempt Fund shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year.

         The Adviser has agreed for the Equity Fund's and Small Cap Fund's fiscal years ending September 30, 1996 to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of each such Fund to the lower of (a) the most restrictive expense limitation limit applicable to the Fund in any state in which shares of the Fund are then qualified for sale and (b) 1.00% and 0.90% of the Equity Fund's and Small Cap Fund's respective average daily net assets. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year.

         Currently, the most restrictive state expense limitation provision limits a Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

         Unless terminated as provided below, the Equity Fund's and the Small Cap Fund's investment advisory agreements continue in full force and effect until December 31, 1997 and for successive periods of one year thereafter, and the Tax Exempt Fund's investment advisory agreement continues in full force and effect for successive periods of one year, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the applicable Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the applicable Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

         In  an  attempt  to  avoid  any  potential   conflict  with   portfolio
transactions for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its employees.

                              REDEMPTION OF SHARES

         Detailed information on redemption of shares is included in the Prospectus.

         The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Funds.

         The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in Fund portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash which may be paid as part of any redemption, limiting cash payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for placing each Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services. These services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Funds. The investment advisory fees paid by the Funds under the advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

         The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

         Each Fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value. Portfolio securities are valued in the manner described in the Prospectus.

                              FEDERAL INCOME TAXES

         Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. The Tax Exempt Fund presently qualifies and intends to continue to qualify, and each of the Equity and Small Cap Funds intends to qualify and elect to be treated, as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.

         Each Fund will be subject to a 4% non-deductible federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         The  Funds  are  not  subject  to  Massachusetts  corporate  excise  or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

         The Funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Funds and, as noted above, would not be distributed as such to shareholders. The Tax Exempt Fund has $29,197 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

         Certain options, futures and forward foreign currency transactions (Equity and Small Cap Funds only) undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures (Equity and Small Cap Funds only), as ordinary income or loss) and timing of some capital gains and losses realized by a Fund. Also, certain losses of a Fund on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The federal income tax rules applicable to interest rate swaps or currency swaps (Equity and Small Cap Funds only), and interest rate caps, floors and collars are unclear in certain respects, and the Funds may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit their transactions in these instruments.

         If either the Equity Fund or the Small Cap Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Equity and Small Cap Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the electing Fund to recognize taxable income or gain without the concurrent receipt of cash. The Equity and Small Cap Funds may limit and/or manage their stock holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

         Foreign exchange gains and losses realized by the Equity and Small Cap Funds in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its annual gross income.

         The Equity and Small Cap Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Equity Fund's or Small Cap Fund's respective total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the applicable Fund were to file an election with the Internal Revenue Service. Because the Equity and Small Cap Funds generally do not expect to meet this 50% requirement, investors generally will not directly take into account the foreign taxes, if any, paid by the Equity and Small Cap Funds, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Equity and Small Cap Funds would otherwise have available to distribute.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         For purposes of the dividends received deduction available to corporations, dividends, if any, received by the Equity and Small Cap Funds from U.S. domestic corporations in respect of the stock of such corporations held by the Equity and Small Cap Funds, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Equity and Small Cap Funds may be treated as qualifying dividends. Distributions by the Tax Exempt Fund will not qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Equity and Small Cap Funds in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Taxable distributions by the Tax Exempt Fund include distributions attributable to income or gains from the Tax Exempt Fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

         Distributions by the Tax Exempt Fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the Tax Exempt Fund will be treated as tax-exempt interest under the Code, provided that the Tax Exempt Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of the Tax Exempt Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The Tax Exempt Fund will report to shareholders the amount designated as exempt-interest dividends for each year.




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



         Interest income from certain types of tax-exempt obligations that are private activity bonds in which the Tax Exempt Fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that the Tax Exempt Fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum purposes that part of the Tax Exempt Fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. Exempt-interest dividends derived from interest income from tax-exempt obligations that are not private activity bonds may also be included in determining corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Tax Exempt Fund.

         If the Tax Exempt Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Tax Exempt Fund elects to include market discount in income currently), the Tax Exempt Fund must accrue income on such investments prior to the receipt of the corresponding cash payments.
However, the Tax Exempt Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Tax Exempt Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The Equity and Small Cap Funds would be subject to the same tax rules but do not expect to acquire such investments.

         The Tax Exempt Fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the Tax Exempt Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted during the last decade not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

         The Tax Exempt Fund may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Fund may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Tax Exempt Fund to pay "tender fees" or other fees for the various features provided.

         The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Tax Exempt Fund, in relation to various regulated investment company tax provisions is unclear. However the Adviser intends to manage the Tax Exempt Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the Tax Exempt Fund. Pursuant to published guidelines, the Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Tax Exempt Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income (except in the case of the Tax Exempt Fund) and/or realized or unrealized appreciation in a Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         The Funds may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a Fund's earnings and profits are allocated in part to redemption proceeds paid by the Fund: although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the Fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a Fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The Funds would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

         Upon a redemption (including a repurchase) of shares of the Funds, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will (except as described below) be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will, with respect to the Tax Exempt Fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, with respect to any Fund, the allowable loss on such a redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

                            THE TRUST AND ITS SHARES

         Each Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Funds. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of a Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

         All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

         Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any Fund to so invest its assets.

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

         The Funds' Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

         The financial statements of the Tax Exempt Fund for the fiscal years ended December 31, 1993 and 1994 incorporated by reference from the Tax Exempt Fund's annual report to shareholders in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere therein and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P., as experts in accounting and auditing. Financial highlights of the Tax Exempt Fund for the period from November 2, 1992 (commencement of operations) through December 31, 1992 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit each Fund's financial statements for the current fiscal year. Financial information for the six month period ended June 30, 1995 is unaudited.